Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement                     |_| Confidential, For Use
                                                        of the Commission
                                                        Only (as permitted by
                                                        Rule 14a-6(e)(2))
|X| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 DAG Media, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                Yael Shimor-Golan
                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

                                 DAG MEDIA, INC.

 Notice of Annual Meeting of Stockholders to be held on Wednesday, July 10, 2002

                               ------------------

      The Annual Meeting of Stockholders of DAG Media, Inc. will be held at the offices of Morse, Zelnick, Rose & Lander LLP, 450 Park Avenue, Suite 902, New York, New York, on Wednesday, July 10, 2002 at 9:00 a.m., Eastern Daylight Savings Time, for the purpose of considering and acting upon the following:

            1.    Election of six (6) Directors.

            2. A proposed amendment to the Company's Stock Option Plan to increase by 140,000 shares the maximum number of shares issuable there under.

            3. Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on June 3, 2002 as the record date for determining the stockholders having the right to notice of and to vote at the meeting.

                                    By order of the Board of Directors


                                    Assaf Ran
                                    President

Kew Gardens, New York
June 10, 2002
------------------------------------------------------------------------------

IMPORTANT:  Every stockholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope.

            Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

            We shall appreciate your giving this matter your prompt attention.

                                 DAG MEDIA, INC.

                               -------------------

                                 PROXY STATEMENT

                       For Annual Meeting of Stockholders
                            to be Held July 10, 2002

                                -----------------

      Proxies in the form enclosed with this Statement are solicited by the Board of Directors of DAG Media Inc. (the "Company") to be used at the Annual Meeting of Stockholders to be held at the Morse, Zelnick, Rose & Lander LLP, 450 Park Avenue, Suite 902, New York, New York, on July 10, 2002 at 9:00 a.m., Eastern Daylight Savings Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company's principal executive offices are located at 125-10 Queens Boulevard, Kew Gardens, New York 11415. The approximate date on which this Statement and the accompanying proxy will be mailed to Stockholders is June 10, 2002.

                          THE VOTING AND VOTE REQUIRED

      On the record date for the meeting, the close of business on June 3, 2002, there were outstanding 2,996,190 shares of common stock of the Company (the "Common Stock"), each of which will be entitled to one vote.

      Directors are elected by a plurality of the votes cast at the meeting. Approval of the proposed amendment to the Company's Stock Option Plan requires the affirmative vote of a majority of the votes cast at the meeting.

      All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, either by oral or written notice, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which are marked "WITHHOLD AUTHORITY" to vote for all six nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies which are marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies ("broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table shows certain information with respect to beneficial ownership of the Company's Common Stock on March 4, 2002 by all persons known to be the beneficial owners of more than 5% of its outstanding shares, and by all Directors and Officers of the Company, as a group:

              Name of Beneficial Owner              Shares Beneficially Owned(1)      % of Class
         Assaf Ran
         C/o DAG Media, Inc.
         125-10 Queens Boulevard
         Kew Gardens, New York 11415                         1,418,595                   48.60%

         All Directors and Officers as a
           group (7 persons)                                 1,502,595                   50.20%

--------------------
(1) A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercise or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on 2,907,460 shares outstanding on March 4, 2002.

                              ELECTION OF DIRECTORS

      Six directors are to be elected at the Annual Meeting each for a term of one year and until the election and qualification of a successor.

      It is intended that votes pursuant to the enclosed proxy will be cast for the election of the six nominees named below. In the event that any such nominee should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person, if any, as shall be designated by the Board of Directors (the "Board"). Management has no reason to believe these nominees will not be available for election. All six nominees are currently members of our Board of Directors.

      The nominees for election and certain information about them are shown in the following table:

                                                                                           Shares
                                                                                        Beneficially       Percent
Nominees for Election                                                                     Owned on            Of
                                                                                      March 4, 2002(1)       Class
                                                                                      ----------------       -----
Assaf Ran, 36, has been our Chief Executive Officer, President and a member of our Board of Directors since our inception in 1989. In 1987 Mr. Ran founded
     Dapey Assaf Maagarei Mechirim, Ltd., a publishing company in
     Israel, and is a member of its board of directors.                                    1,418,595         48.60%

Michael J. Jackson, 36, has been a member of our Board of Directors since July
     2000. Since September 1999, he has been the corporate controller of
     AGENCY.COM, a global internet professional services company, since May 2000 until September 2001 the Chief Accounting Officer and from October 2001 the
     Chief Financial Officer of the company. From October 1994 until August
     1999, Mr. Jackson was a manager at Arthur Andersen, LLP and Ernst and
     Young. Mr. Jackson also served on the New York State Society Auditing
     Standards and Procedures Committee from 1998 to 1999 and was serving on the
     New York State Society's SEC Committee from 1999 to 2001.                                14,000          *

Yael  Shimor-Golan,  32,  our chief  financial  officer  and a member of our
     Board of Directors  joined DAG Media in August 2001. Mrs.  Shimor-Golan is an Israeli  licensed  CPA and  previously  worked at Marks  Paneth &
     Shron LLP, a  Manhattan  accounting  firm since  1999.  From 1995 until
     1999 Mrs.  Shimor-Golan  was a partner at the firm Shimon Dill & Co. an
     accounting firm in Jerusalem, Israel.                                                     8,000          *

Phillip Michals, 32, has been a member of our Board of Directors since March
     1999. He is the founder and, since August 1996, the president of Up-Tick
     Trading, a consulting company to investment banking firms. Since November
     2000, he has also been a principal and a vice president of Italish Holding
     Consulting Inc., a management-consulting firm. Mr. Michals received a BS
     degree in human resources from the University of Delaware in May 1992.                   21,000          *

                                                                                           Shares
                                                                                        Beneficially       Percent
Nominees for Election                                                                     Owned on            Of
                                                                                      March 4, 2002(1)       Class
                                                                                      ----------------       -----
Eran Goldshmid, 35, has been a member of our Board of Directors since March
     1999. Mr. Goldshmid received certification as a financial consultant in
     February 1993 from the school for Investment Consultants, Tel Aviv, Israel, and a BA in business administration from the University of Humberside,
     England in December 1998. From December 1998 until July 2001, he has been the general manager of the Carmiel Shopping Center in Carmiel, Israel.
     Since August 2001, he is the president of the New York Diamond Center,
     New York, NY.                                                                            21,000          *

Stephen A.  Zelnick,  Esq.,  64, joined our Board of Directors in July 2000.
     He has been a partner in the law firm Morse  Zelnick  Rose & Lander LLP
     since  its   inception  in  August  1995.   Mr.   Zelnick  has  been  a
     practicing  attorney in New York State for over 40 years.  Mr.  Zelnick is also a member of the board of  directors  of  Milestone  Scientific,
     Inc, Adstar, Inc. and Hometown Auto Retailers, Inc.                                      24,000          *

-----------------
*     Less than 1%

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the filing of this report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.

The Board unanimously recommends a vote FOR the election of each of the nominees.

Board of Directors and Committees

      The Board of Directors held five meetings during fiscal year 2001. The Audit Committee held one meeting during fiscal year 2001 and the Compensation Committee held two meetings during fiscal year 2001. The Audit Committee was comprised of Messrs. Michael J. Jackson, Stephen A. Zelnick and Phillip Michals and the Compensation Committee was comprised of Messrs. Stephen A. Zelnick, Phillip Michaels and Eran Goldshmid.

      All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All directors attended more than 75% of the aggregate number of meetings of the Board and its committees. All the incumbent directors are standing for reelection as directors.

      The Compensation Committee's role is to review and recommend to the Board the compensation and benefits of all officers of the Company, to review general policy matters relating to compensation and benefits of all of the officers of the Company, to administer the stock option plan and to authorize the issuance of stock options to the Company's officers, employees, directors and consultants.

      The Audit Committee's role is to meet with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee is operating under the Audit Committee Charter, which was adopted by the Board of Directors and a copy of which is annexed to this Proxy. All of the members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD").

Audit Committee Report

      The Audit Committee has reviewed the Company's audited financial statements for the year ended December 31, 2001. In conjunction with its review, the Audit Committee has met with the management of the Company to discuss the audited financial statements. In addition, the Company has discussed with its independent auditors, Arthur Andersen LLP, the matters required pursuant to Statement on Accounting Standards No. 61 and has received the written disclosures and the letter from Arthur Andersen LLP required by the Independence Standards Board Standard No. 1. The Audit Committee has also discussed with Arthur Andersen LLP its independence from management and the Company. Arthur Andersen LLP has full and free access to the Audit Committee.

      Based on this review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Audit Committee Members: Stephen A. Zelnick, Michael J. Jackson and Phillip Michals.

Audit Fees

      The aggregate fees billed for the professional services rendered by Arthur Andersen LLP for the audit of the Company's annual financial statements for fiscal year 2001 and the reviews of the Company's financial statements included in the Company's Forms 10-QSB for fiscal year 2001 totaled $60,000.

Financial Information Systems Design and Implementation Fees

      No professional services were rendered by Arthur Andersen LLP in connection with information systems, design and implementation during fiscal year 2001.

All Other Fees

      None

Audit Committee Consideration

      None

Work Performed by Principal Accountant's Full Time Permanent Employees

      Arthur Andersen LLP's services rendered in performing the Company's audits for fiscal year 2001 were performed by full time, permanent employees and partners of Arthur Andersen LLP.

Independent Public Accountants

      In order for the Company to remain in a position to explore alternative choices meeting the needs of the Company and its shareholders, the Company is not now seeking, stockholders approval for independent public accountants for fiscal year 2002.

              AMENDMENT OF THE COMPANY'S 1999 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED UNDER THE PLAN

      The Board of Directors has determined that it is advisable to amend the Company's 1999 Stock Option Plan to increase the maximum number of authorized but unissued shares of Common Stock for the grant of awards under the Plan from 414,00 to 554,000 shares. As of May 1, 2002 41,560 shares of Common Stock remained available for grant

      The purpose of the 1999 Stock Option Plan is to align the interests of officers, other key employees, consultants and non-employee directors of the Company and its subsidiaries with those of the shareholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company's business. The basis of participation in the Plan is upon discretionary grants of the Board of Directors and the approximate number of persons who will be eligible to participate in this plan during fiscal year 2001 is eight. The availability of additional shares will enhance the Company's ability to achieve these goals.

      Approval of this amendment requires the affirmative vote of a majority of the shares of Common Stock present at the meeting in person or by proxy.

      The following table sets forth the benefits that will be received by each of the following persons, following the approval by Shareholders of the amendment to the Stock Option Plan:

Name and Position                                   Dollar Value($)                       Number of Options
-----------------                                   ---------------                       -----------------
Non-Executive Directors as a Group                Undeterminable                                 28,000

                  The Board recommends a vote FOR this proposal

                     COMPENSATION OF DIRECTORS AND OFFICERS
                               AND RELATED MATTERS

Executive Compensation.

         The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 1999, 2000 and 2001 by (i) the Company's Chief Executive Officer and (ii) the most highly compensated executive officers, other than the CEO, who were serving as executive officers at the end of the 2001 fiscal year and whose salary as determined by Regulation S-B, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the "Named Executives").


                           Summary Compensation Table

                                                                              Long-Term Compensation
                                                                    -------------------------------------------
                                                    Annual
                                                 Compensation             Awards                 Payouts
                                            --------------------    --------------------    -------------------
                                                                        Common Stock             All Other
   Name and Principal                          Salary/Bonus          Underlying Options         Compensation
        Position                Year                ($)                      (#)                    ($)
--------------------------    ----------    --------------------    --------------------    -------------------
  Assaf Ran                     2001            $107,732                    --                    $3,400
  Chief Executive               2000             $67,788                    --                    $2,250
  Officer and President         1999             $75,000

Compensation of Directors

      Non-employee directors are granted, upon becoming a director, and renewal of director term, five-year options to purchase 7,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of grant. They also receive cash compensation of $200 per meeting attended.

Employment Contracts

      In March 1999, the Company entered into an employment agreement with Assaf Ran, its president and chief executive officer. Mr. Ran's employment term initially ends June 30, 2002 but renews automatically for successive one-year periods until either party gives 180 days written notice of its intention to terminate the agreement. Under the agreement, Mr. Ran receives an annual base salary of $75,000, annual bonuses as determined by the compensation committee of the Board of Directors in its sole and absolute discretion and is eligible to participate in all executive benefit plans established and maintained by the Company. Under the agreement, Mr. Ran agreed to a one-year non-competition period following the termination of his employment. As of March 2001 the compensation committee approved an increase in Mr. Ran's compensation to an annual base salary of $125,000.

Certain Relationships and Related Transactions

      None

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the best of the Company's knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) shareholders were complied with during 2001.

                                  MISCELLANEOUS

Other Matters

      Management knows of no matter other than the foregoing to be brought before the Annual Meeting of Stockholders, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Reports and Financial Statements

      The Company's Annual Report for the year ended December 31, 2001 including Audited Financial Statements is included with this proxy material. Such Report and Financial Statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

      A copy of the Company's Annual Report on Form 10-KSB, without exhibits, will be provided without charge to any stockholder submitting a written request. Such request should be addressed to Yael Shimor-Golan, Chief Financial Officer, DAG Media, Inc., 125-10 Queens Boulevard, Kew Gardens, New York 11415.

Solicitation of Proxies

      The entire cost of the solicitation of proxies will be borne by the Company. Proxies may be solicited by directors, officers and regular employees of the Company, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.

Stockholder Proposals

      Stockholder proposals intended to be presented at the Company's 2003 Annual Meeting must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than March 1, 2003. Such proposals should be addressed to Yael Shimor-Golan, Chief Financial officer, DAG Media, Inc., 125-10 Queens Boulevard, Kew Gardens, New York 11415.

      EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                        By order of the Board of Directors


                                        Assaf Ran
                                        President

Kew Gardens, New York
June 10, 2002